FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Current:
Interest rate swaps	$ 32	$ 60
Total current financial liabilities	32	60
Non-current:
Interest rate swaps	1	15
Total non-current financial liabilities	$ 1	$ 15